UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
ANHEUSER-BUSCH COMPANIES, INC.

(Name of Registrant as Specified in Its Charter)
INBEV S.A.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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On October 16, 2008 InBev S.A. issued the following press release:

Press Release
Brussels, 16 October 2008 — 1/3
The enclosed information constitutes regulated information as defined in the Royal Decree of 14 November 2007 regarding the duties of issuers of financial instruments which have been admitted for trading on a regulated market.
InBev Comments on Action Taken by Grupo Modelo
InBev (Euronext: INB) today commented on the arbitration proceeding initiated against Anheuser-Busch Cos. Inc. (NYSE: BUD) and certain of its subsidiaries with respect to the 1993 investment agreement between Grupo Modelo S.A.B. de C.V (BMV:GMODELOC), Anheuser-Busch International Holdings, Inc. and certain other parties.
After reviewing the notice of arbitration and the investment agreement, InBev remains confident that the claims made by Modelo, Diblo S.A. de C.V. and the Modelo Series A shareholders are entirely without merit.
InBev and Anheuser-Busch continue to expect that the arbitration will have no impact on the completion of the transaction, which is expected to close by the end of 2008, subject to regulatory and shareholder approvals and other customary closing conditions.
Dutch and French version of this press release will be posted on www.InBev.com.
About InBev
InBev is a publicly traded company (Euronext: INB) based in Leuven, Belgium. The company’s origins date back to 1366, and today, it is the leading global brewer. As a true consumer-centric, sales driven company, InBev manages a carefully segmented portfolio of more than 200 brands. This includes true beer icons with global reach like Stella Artois® and Beck’s®, fast growing multicountry brands like Leffe® and Hoegaarden®, and many consumer loved “local champions” like Skol®, Quilmes®, Sibirskaya Korona®, Chernigivske®, Sedrin®, Cass® and Jupiler®. InBev employs close to 89,000 people, running operations in over 30 countries across the Americas, Europe and Asia Pacific. In 2007, InBev realized 14.4 billion euro of revenue. For further information visit www.InBev.com
InBev Contacts:

Marianne Amssoms	Fabio Spina
Vice President Global External Communications	Vice President Investor Relations
Tel: +32-16-27-67-11	Tel: +32-16-27-62-43
E-mail: marianne.amssoms@inbev.com	E-mail: fabio.spina@inbev.com

Steven Lipin/Nina Devlin
Brunswick Group
+1-212-333-3810
Forward Looking Statements:
Certain statements contained in this report that are not statements of historical fact constitute forward-looking statements, notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of InBev and Anheuser-Busch with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by or with the approval of InBev that are not statements of historical fact and

Press Release
Brussels, 16 October 2008 — 2/3
constitute forward-looking statements. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between InBev and Anheuser-Busch, including future financial and operating results, cost savings, synergies, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements about the timing of the merger between InBev and Anheuser-Busch; (iii) statements of strategic objectives, business prospects, future financial condition, budgets, projected levels of production, projected costs and projected levels of revenues and profits of InBev or Anheuser-Busch or their managements or boards of directors; (iv) statements of future economic performance; and (v) statements of assumptions underlying such statements.
Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and outside of the control of the management of InBev and Anheuser-Busch. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of InBev and Anheuser-Busch will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental or regulatory approvals of the merger on the proposed terms and schedule; (vi) the failure of shareholders of InBev or Anheuser-Busch to approve the merger; (vii) local, regional, national and international economic conditions and the impact they may have on InBev and Anheuser-Busch and their customers and InBev’s and Anheuser-Busch’s assessment of that impact; (viii) increasing price and product competition by competitors, including new entrants; (ix) rapid technological developments and changes; (x) InBev’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xi) containing costs and expenses; (xii) governmental and public policy changes; (xiii) protection and validity of intellectual property rights; (xiv) technological, implementation and cost/financial risks in large, multi-year contracts; (xv) the outcome of pending and future litigation and governmental proceedings; (xvi) continued availability of financing; (xvii) financial resources in the amounts, at the times and on the terms required to support future businesses of the combined company; and (xviii) material differences in the actual financial results of merger and acquisition activities compared with expectations of InBev, including the full realization of anticipated cost savings and revenue enhancements. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to InBev or Anheuser-Busch or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. InBev and Anheuser-Busch undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.
IMPORTANT INFORMATION
In connection with the proposed acquisition, Anheuser-Busch has filed with the SEC and mailed to its stockholders a definitive proxy statement on Schedule 14A. Before making any voting or investment decision with respect to the proposed acquisition, investors and security holders of Anheuser-Busch are urged to read the definitive proxy statement and any other relevant materials filed with the SEC because they contain (or will contain) important information on the proposed transaction.
Investors and security holders will be able to obtain the definitive proxy statement and any other documents filed by InBev and Anheuser-Busch with the SEC free of charge through the website maintained by the SEC at www.sec.gov. In addition, Anheuser-Busch stockholders may obtain free copies of the documents filed with the SEC by Anheuser-Busch by directing a written or telephonic request to Anheuser-Busch Investor Relations, One Busch Place, St. Louis, Missouri 63118,

Press Release
Brussels, 16 October 2008 — 3/3
telephone: (800) 342-5283, or through Anheuser-Busch’s website at www.anheuser-busch.com/Informationrequest.html.
InBev and certain of its directors and executive officers and other persons, and Anheuser-Busch and its directors and certain executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Anheuser-Busch common stock in respect of the proposed transaction. Information regarding InBev’s directors and executive officers is available in its Annual Report for the year ended December 31, 2007, available at www.InBev.com/annualreport2007. Information about the directors and executive officers of Anheuser-Busch and their respective interests in Anheuser-Busch by security holdings or otherwise is set forth in its proxy statement relating to the 2008 annual meeting of stockholders, which was filed with the SEC on March 10, 2008. Additional information regarding the interest of the participants in the solicitation of proxies from the holders of Anheuser-Busch common stock in respect of the proposed transaction is included in the definitive proxy statement that Anheuser-Busch has filed with the SEC.
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